Exhibit 10.2

Shoppes at Friendship, L.L.C.

4550 Atwater Court, #204 Buford,GA 30518

COMMERCIAL LEASE AGREEMENT

THIS LEASE AGREEMENT (hereinafter referred to ,'is this "Lease'")., made this _____ day of May, 2002, by and between SHOPPES AT FRIENDSHIP, L,L,C, a Georgia limited liability company (hereinafter called "Landlord") and Southern Heritage Bank (hereinafter called "Tenant").

WITNESSETH:

PREMISES

1. In consideration of the rents, covenants, and agreements hereinafter reserved and contained on the part of Tenant to be observed and performed, Landlord leases and rents unto Tenant, and Tenant hereby leases and takes upon the terms and conditions which hereinafter appear, the following described property (hereinafter called the "Premises"), to wit:

Approximately _2,400_ square feet of retail space being that area outlined on Exhibit "A" and attached hereto and incorporated herein by this reference;

and being known as 4977 Friendship Road, Suite 113 , Buford, Georgia 30518. Nothing herein contained shall be construed as a grant or rental by Landlord to Tenant of the roof and exterior walls of the building (the "building") of which the Premises form a part, or of the walks and other common areas beyond the Premises, or of the land upon which the building is located which and is described on Exhibit "A-l" attached hereto (the "Land"). (The Building, the Land as well as all other improvements located upon the Land shall hereinafter sometimes be collectively referred to as the "Project". No casement for light or air is included in the Premises'..

TERM

2. The term of this Lease (hereinafter the "Lease Term") shall begin on the 1st day of June, 2002, or whenever office buildout is completed and key delivered, whichever is sooner and end on the 31st day of .May, 2007 at midnight, unless sooner terminated as hereinafter provided.

RENT

3. (A) Tenant agrees to pay to Landlord at its regular place of business at the address stated above or at such other location or to such party as Landlord may designate, without any prior demand therefor and without any deduction ot set-off whatsoever, an (check one) annual _Xr or monthly ____ rental of $38,400.00 payable in equal monthly installments of $3,200.00 in advance of the first day of each calendar month during the Lease Term, The rental amount for any part of a calendar month shall be calculated from the annual rate. Rent shall increase 2.75% per year starting with the 2nd year of the lease. Last month's rent of $3,200.00 shall be paid upon Lease execution.

(B) No payment by Tenant or receipt by Landlord of a lesser amount than the rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on. any check or any letter accompanying any check or payment as rent be deemed to be an accord and satisfaction of said rent, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease or under law.

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LATE CHARGE

4. If Landlord fails to receive any rent payment written five (5) days after it becomes due, then
Tenant shall additionally be obligated to pay interest on such amount from the day it was due until paid at the rate of 18% per year, or, if less, at the maximum rate of interest permitted by law, in addition to a late fee of ten percent
(10%) of the overdue amount of rent (not including interest). The parties agree that such Life charges represent a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

SHARED OPERATING EXPENSES

5, Tenant agrees to pay, from and after the commencement date, :as additional rent, Tenant's pro-
rata share, as defined below, of the operating expenses, as defined below, for the Building, Land and Project, if applicable, of which the premises are a part. In relation thereto, Landlord shall at its option, either (i) invoice
Tenant for its pro rata share of such operating expenses on or before one hundred twenty (120) days following the close of each calendar year during the term hereof in which event Tenant shall pay the invoiced amount within thirty (30) days after delivery of such invoice or (ii) require Tenant to pay its prorata share of such operating expenses on a monthly basis, in advance, based upon estimated amounts. In the event Landlord elects to have
Tenant pay its prorata share of operating expenses on a monthly basis based upon estimated amounts, Landlord shall, prior to, or within a reasonable time following the commencement date, give Tenant written notice of
Landlord's estimate of the amount of Tenant's share of operating expenses payable per month for the period from the Commencement Date through the immediately following December, and Tenant shall pay Landlord such amounts on or before the first day of each such calendar month, Thereafter, during December of each, calendar year or as soon thereafter as practicable, Landlord shall give Tenant written notice of its estimate of its prorata share of operating expenses for the ensuing calendar year, and Tenant shall pay to Landlord one-twelfth (1/12) of such estimated amount on or before the first day of each calendar month during each such calendar year. In the event Landlord's notice is not given in December, until the calendar month after such notice is delivered by
Landlord, Tenant shall continue to pay Landlord monthly during the ensuing calendar year estimated payments equal to the amounts payable during the calendar year just ended. Upon receipt of any such post-December notice
Tenant shall commence as of the immediately following calendar month and continue for the remainder of the calendar year, to pay Landlord monthly such new estimated payments and, if the monthly installment of the new estimate of such Tenant prorata share of operating expenses is greater than the monthly installment of the estimate for the previous calendar year, pay to Landlord within thirty (30) days of the receipt of such notice an amount equal to the difference of such monthly installment multiplied by the number of full and partial calendar months of such year preceding the delivery of such notice. Within one hundred twenty (120) days after the close of each calendar year or as soon after such one hundred twenty (120) day period as practicable, Landlord shall deliver to
Tenant a statement of Landlord's actual operating expenses for the calendar year just ended certified by Landlord, and such statement shall be final and binding upon Landlord and Tenant absent manifest error. .If on the basis of such statement, Tenant owes an amount that is less than the estimate payments previously made by Tenant for the calendar year just ended, Landlord shall credit such excess to the next payments of additional rental coming due hereunder or, if the term of this Lease is about to expire, refund such excess to Tenant. If, on the basis of such statement, Tenant owes an amount that is more than the estimated payments previously made by Landlord for the calendar year just ended. Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of such statement. If the Lease shall terminate on a day other than the last day of the calendar year, the amount of such additional rental payable by Tenant applicable to the year in which such termination shall occur shall be prorated based on the ratio of the number of days of such partial calendar year falling during the term of this Lease to 365.
In the event Tenant reasonably believes the additional rental amounts charged to it based upon its prorata share of operating expenses are in error. Tenant shall have the right to request additional documentation substantiating such operating expenses. The obligation to pay such additional rental amounts shall survive the termination of this Lease. For the purpose of this Lease, Tenant's "prorata share" shall refer to the ratio of the total leasable floor area of the Premises to (a) the total leasable floor area of the Building where such operating expenses are shared only among tenants of the Building or (b) the total leasable floor area of all buildings within the Project where such operating expenses are shared among all Tenants of the Project, whichever is applicable in such instance.

The term "operating expenses", as used above, means all actual costs and expenses paid or incurred by Landlord or on its behalf in connection with the maintenance, management, operation, repair and replacement (including the terms in Paragraph 11 below), cleaning security and landscaping of the common areas and common facilities of the Building and Land including without limitation, the Land's share of common area charges and assessments with respect to the Project, The term "operating expenses" also included all real property taxes and installments of special assessments, including special assessments due to deed restrictions and/or owner's associations, which accrue against the Building and/or Land during the term of his Lease, as well as all insurance premiums Landlord is required to pay or

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deems necessary to pay with respect to the Building, Land and Project, Notwithstanding any other provision contained herein to the contrary, the term "operating expenses" docs rot include the cost of any capital improvements to the Building, Land or the Project, nor shall it include repairs, restoration or other work occasioned by fire, windstorm or any other casualty or made necessary due solely to the negligence of Landlord, nor shall it include income and franchise taxes of Landlord, leasing commissions, expenses for the renovating of space for new tenants' interest. Estimated operating expenses are $2.25/sq.ft.; $5,400 per year, $450.00 month, and shall be paid on a monthly basis. Pass Through Common Area & Operating Expenses arc attached as Exhibit "D". Last month's operating expenses of $450.00 will be: paid upon full execution hereof. No CAM & Operating Expenses will be due for June, 2002.

SECURITY DEPOSIT

6. As security for the faithful performance by Tenant of all the terms and conditions of this Lease, upon execution of this Lease Tenant shall deposit with landlord the sum of $3,650.00, to be held by Landlord without liability to Tenant for any interest thereon. Landlord shall not be required to keep Tenant's security deposit separate from its general accounts. If any of the rents or other charges or sums payable by Tenant to
Landlord shall be overdue and unpaid or should Landlord make payments on behalf of Tenant, or should Tenant fail to perform any of the terms of this Lease, then Landlord may, at its option, appropriate and apply the security deposit, or so much thereof as may be necessary to compensate Landlord toward the payment of the rents, charges or other sums due from Tenant, or towards any loss, damage or expense sustained by Landlord resulting from such default on the part of Tenant; and in such event Tenant shall upon demand restore the security deposit to the original sum deposited. In the event Tenant performs all of Tenant's other obligations under this Lease, the security deposit shall be returned in full to Tenant within thirty (30) days after the date of the expiration of the
Lease Term or sooner termination of this Lease and the surrender of the Premises by Tenant in compliance with the provisions of this Lease.

UTILITIES

7. Tenant shall promptly pay all charges when due for utilities furnished to the Premises, including electricity and any other utility services, and Tenant shall promptly pay all utilities taxes levied in connection with utilities used on the Premises. If Landlord elects or has elected to supply any such utilities, then it reserves the right to charge Tenant for the installation of metering devices (if applicable), and Tenant must pay for his actual use of said services. Landlord shall not be responsible or liable in any way whatsoever for the quality, impairment, interruption stoppage, or other interference with any utilities service.

USE OF PREMISES

8. The Premises shall be used for Financial Institution with Drive-thru and related operation only and no other. The Premises, including for purposes of this paragraph sidewalks, drives, parking areas and other public areas of Landlord's property, shall not be used for any illegal purposes, nor in any manner to create, any nuisance or trespass, nor in any manner to vitiate the insurance or increase the rate of insurance on the Premises. In the use of the Premises, Tenant shall comply with all laws, rules and regulations of Landlord and all governmental authorities and shall not permit any contrary use of the Premises.

ABANDONMENT OF THE PREMISES

9. Tenant agrees not to abandon or vacate the Premises during the Lease Term and agrees to use the
Premises for the purposes herein leased until the expiration hereof.

INDEMNITY; INSURANCE

  Tenant agrees to and hereby does indemnify and save Landlord harmless against all claims for damages to persons or property by reason of Tenant's use or occupancy of the Premises and all expenses incurred try Landlord because thereof, including attorneys' fees find court costs. The foregoing indemnification obligation shall survive the termination of this Lease. Supplementing the foregoing and in addition thereto, Tenant shall during all times of this Lease and any extension or renewal thereof, and at Tenant's expense, maintain in full force and effect comprehensive general liability insurance with limits of $1,000,000.00 per person and $3,000,000.00 per accident and properly damage limits sufficient for fully insuring all of Tenant's personal property, fixtures and equipment located on the premises, of which insurance shall contain a special endorsement recognizing and

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insuring any liability accruing to Tenant under the first sentence of this paragraph 10 and naming Landlord as additional insured. Tenant shall provide evidence of such insurance to Landlord prior to the commencement of the term of this Lease and shall provide evidence of the renewal of said insurance of at least fifteen (15) days prior to the expiration thereof. Said Insurance shall be on an occurrence basis and shall be with an insurance company acceptable to Landlord at its reasonable discretion. Landlord and Tenant each hereby release and relieve the other, and waive its right of recovery, for loss or damage arising out of or incident to the perils insured -against which perils occur in, on or about the Premises, whether due to the negligence of Landlord or Tenant or their agents,, employees, contractors and/or invitees, to the extent that such loss or damage is within the policy limits of said comprehensive general liability insurance. Tenant shall, upon obtaining the policies of insurance required, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this
Lease.

REPAIRS BY LANDLORD

11. Landlord agrees to keep in good repair the roof, foundations and exterior walls of the Premises
(exclusive of all glass and exclusive of all exterior doors) and underground utility and sewer pipes outside the exterior walls of the building, except, repairs rendered necessary by the negligence or intentional wrongful acts of
Tenant, its agents, employees or invitees. Landlord shall maintain the grounds surrounding the building, including paving, the mowing of grass, care of shrubs and general landscaping. Tenant .shall promptly report to
Landlord any defective condition known to it which Landlord is required to repair and failure so to report such conditions shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such conditions. In each and every instance, and not cumulatively, Tenant shall pay the cost of any repairs to the
Premises made by Landlord as agreed by Landlord hereunder or otherwise, other than repairs to the roof, foundation or exterior walls. Tenant acknowledges that the cost of repairs undertaken by Landlord pursuant to this
Paragraph 11, may be included as part of Landlord's operating expenses as defined in Paragraph 5 hereof.

REPAIRS BY TENANT

12. Tenant accepts the Premises as per plans and specifications as suited for the uses intended by
Tenant. Tenant shall, throughout the initial Lease Term, and any extension or renewal thereof, at its expense, maintain in good order and repair the Premises and other improvements located thereon, except those repairs expressly required to be made by Landlord hereunder. Tenant agrees to return the Premises lo Landlord ;at the expiration, or prior to termination of this Lease, in as good condition and repair as when first received, natural wear and tear, damage by storm, fire, lightning, earthquake or other casualty alone excepted.

ALTERATIONS

13. Tenant shall not make any alterations, additions, or improvement to the Promises without
Landlord's prior -written consent. Tenant shall promptly remove any alterations, additions., or improvements constructed in violation of this Paragraph 13 upon Landlord's written request. All approved alterations, additions and improvements will be accomplished in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord, free of any liens or encumbrances. Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) at the termination of this Lease and to restore the Premises to its prior condition all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the termination of this Lease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed without material damage to the Premises. Tenant shall repair, at Tenant's expense, any damage to the Premises caused by the removal of any such machinery or equipment. Contractor shall be licensed, bonded and insured, and shall meet with Landlord prior to commencement of improvements. Depending on the extent of improvements, Landlord may require additional insurance and/or a deposit to insure completion of improvements and to repair any damage caused by Tenant's Contractor.

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REMOVAL OF FIXTURES

14. Tenant may (if not in default hereunder) prior to the expiration of this Lease, r any extension or renewal thereof, remove all fixtures and equipment which it has placed in the Premises, provided Tenant repairs all damage to the Premises caused by such removal.

DESTRUCTION OF OR DAMAGE TO PREMISES

15. If at any time during the Lease Term the Premises are damaged by a fire or other casualty,
Tenant shall immediately notify Landlord in writing of such event. Thereafter, Landlord shall notify Tenant within thirty (30) days after the date Landlord receives notice of such damage as to the amount of time Landlord reasonably estimates it will take to restore the Premises. If the restoration time is estimated to exceed one hundred eighty (180) days, either Landlord or Tenant may elect to terminate this Lease upon notice to the other party given no later than ten (10) days after the Landlord's notice. If neither party elects to terminate this Lease or if Landlord estimates that restoration will take one hundred eighty (180) days or less, then, subject to receipt of sufficient insurance proceeds, Landlord shall promptly restore the Premises excluding the improvements installed by Tenant or by Landlord and paid by Tenant, subject to delays arising from the collection of insurance proceeds or from force majeure events. Tenant, at Tenant's expense, shall promptly perform all repairs or restoration not required to be done by Landlord and shall promptly re-enter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, either party may terminate this Lease .if the Premises are damaged during the last year of the Lease Term and Landlord reasonably estimates that it will take more than one (1) month to repair such damage. In the event the damage was caused by willful misconduct of Tenant or its agents, employees, invitees or those for whom Tenant is responsible. Tenant shall pay to Landlord, with respect to any damage to the Premises, the amount of commercially reasonable deductible under Landlord's insurance policy (not to exceed $20,000) within ten (10) days after presentment or Landlord's invoice. If the Premises are to be rebuilt or repaired and are untenantable in whole or in part following the damage, and the damage or destruction was not caused or contributed by act or negligence of Tenant, its agents, employees, invitees or those for whom Tenant is responsible, the rent payable under this Lease during the period for which the premises arc untenantable shall be adjusted to such an extent as may be fair and reasonable under the circumstances. Such abatement shall be the sole remedy of Tenant, and, except as provided herein, Tenant waives any right to terminate the Lease by reason of damage or casualty loss. In the event that Landlord fails to complete the necessary repairs or rebuilding within one hundred eighty (180) days from the date of written notification by Tenant to Landlord of the destruction, Tenant may at its option terminate this Lease by delivering written notice of termination to Landlord.

GOVERNMENTAL ORDERS

16. Tenant agrees, at its own expense, to comply promptly with all requirements of any legally constituted public authority made necessary by reason of Tenant's occupancy of the Premises. Landlord agrees to comply promptly with any such requirements if not made necessary by reason of Tenant's occupancy. It is mutually agreed, however, between Landlord and Tenant, that if in order to comply with such requirements, the cost to Landlord or Tenant, as the case may be, shall exceed a sum equal to six months' rent, then Landlord or
Tenant who is obligated to comply with such requirements may terminate this Lease by giving written notice of termination to the other party by registered mail, which termination shall become effective sixty (60) days after receipt of such notice and which notice shall eliminate the necessity of compliance with such requirements by giving such notice unless the party giving such notice of termination shall, before termination becomes effective, pay to the party giving notice all cost of compliance in excess of six months' rent, or secure payment of said sum in manner satisfactory to the party giving notice.

CONDEMNATION

17. If the whole of the Premises, or such portion thereof as will make the Premises unusable for the purposes herein leased, are condemned by any legally constituted authority for any public use or purpose, then in either of said events the term hereby granted shall cease from the date when possession thereof is taken by public authorities, and rental shall be accounted for as between Landlord and Tenant as of said date. Such termination, however, shall be without prejudice to the rights of either. Landlord or Tenant to recover compensation and damage caused by condemnation from the condemnor; provided, however, in no court shall Tenant enter any claim against
Landlord or the condemning authority for the value of umpired lease term. Subject to the foregoing, it is further understood and agreed that neither the Tenant nor Landlord shall have any rights in any award made to the other by any condemnation authority not withstanding the termination of the Lease as herein provided.

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ASSIGNMENT AND SUBLETTING

18. Tenant shall not, without the prior written consent of Landlord, which shall not urreasonably be withheld, assign this Lease or any interest hereunder, or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than, the Tenant. Consent to any assignment or sublease shall not impair this provision, and all later assignments or subleases shall be made likewise only on the prior written consent of
Landlord. The assignee of Tenant, at the option of Landlord, shall become directly liable to Landlord for all obligations of Tenant hereunder, but no sublease or assignment by Tenant shall relieve Tenant of any liability hereunder.

EVENTS OF DEFAULT

19. The happening of any one or more of the following events (hereinafter any one of which may be referred to as an "Event of Default") during the Lease Term, or any renewal or extension thereof, shall constitute a breach of this Lease on the part of the Tenant: (1) Tenant fails to timely pay the rental or any other amount owed
Landlord as provided for herein when due (2) Tenant abandons or vacates the Premises; (3) Tenant fails to comply with or abide by and perform any other obligation imposed upon Tenant under this Lease; (4) Tenant is adjudicated bankrupt; (5) a permanent receiver is appointed for Tenant's property and such receiver is not removed within sixty (60) days after written notice from Landlord to Tenant to obtain such removal; (6) Tenant, either voluntarily or involuntarily, takes advantage of any debtor relief proceedings under any present or future law, whereby the rent or any part thereof is; or is proposed to be reduced or payment thereof deferred; (7) Tenant makes an assignment for the benefit of creditors; and (8) Tenant's effects are levied upon or attached under process against Tenant, which is not satisfied or dissolved within thirty (30) days after written notice from Landlord to
Tenant to obtain satisfaction thereof.

REMEDIES UPON DEFAULT

20. Upon the occurrence of an Event of Default, Landlord may pursue any one or more of the following remedies separately or concurrently, without prejudice to any other remedy herein provided or provided by law: (a) if the Event of Default involves nonpayment of rental or other amount required hereunder to be paid to landlord and Tenant fails to cure such default within ten (10) days after receipt of written notice thereof from
Landlord, or if the Event of Default involves a default in performing any of the terms or provisions of this Lease other than the payment of rental or other amount required hereunder to be paid to Landlord, and Tenant fails to cure such default within thirty (30) days after the receipt of written notice of default front Landlord, Landlord, way terminate this Lease by giving written, notice to Tenant and upon such termination shall be entitled to recover from
Tenant damages in an amount equal to all rental which is then due and the present value (discounted at ten percent
(10%) per annum) of all rental which would otherwise have become due throughout the then remaining term of this Lease (as if this Lease had not been terminated) or (b) if the Event of Default involves any matter other than those set forth in item (a) of this paragraph 20, Landlord may terminate this Lease by giving written notice to
Tenant and, upon such termination, shall be entitled to recover from the Tenant damages in an amount equal to all rental and other amounts which an) then due and the present value (discounted at ten percent (10%) per aimmn) of all rental which would otherwise have become due, (as if this Lease had not been terminated). Less the fair rental value of the Premises during the "remaining term of this Lease (as if the Lease had not been terminated) also discounted to present value at ten percent (10%) per annum, (c) upon any Event of Default, Landlord, as Tenant's agent, without terminating this Lease may enter upon and rent the Premises, in whole or in part. at the best price obtainable by reasonable effort, without advertisement and by private negotiations and for any term Landlord deems proper, with Tenant being liable to Landlord for the deficiency, if any, between Tenant's rent hereunder and the price obtained by Landlord on reletting, provided, however, that Landlord shall not be considered to be under any duty by reason of this provision to take any action to mitigate damages by reason of Tenant's default. Tenant acknowledges that the Premises are to be used for commercial purposes, and Tenant expressly waives the protections and rights set forth in Official Code of Georgia Annotated Section 44-7-31.

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EXTERIOR SKINS

21. Tenant shall place no signs upon the outside walls or roof of the Premises or visible through the windows of the Premises except with the written consent of the Landlord. Any and all signs placed on the
Premises by Tenant shall be maintained in compliance with governmental rules and regulations governing such signs and Tenant shall be responsible to Landlord for any damages caused by installation, use or maintenance of said signs, and all damage incident to such removal. General signage requirements arc attached as Exhibit "C"

LANDLORD'S ENTRY OF PREMISES

22. Landlord may card (he Premises "For Rent" or "For Sale" sixty (60) days before the termination of this Lease. Landlord may enter the Premises at reasonable hours to exhibit same to prospective purchasers or tenants and to make repairs required of Landlord under the terms hereof or to make repairs to Landlord's adjoining property, if any, with 24 hours notice; provided, however, no notice shall be required in the event of an emergency.

EFFECT OF TERMINATION OF LEASE

23. No termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Landlord's right to collect rent for the period prior to termination thereof.

BROKERAGE COMMISSIONS

24. Tenant warrants and represents to Landlord that Tenant has not employed or retained any broker, finder or agent other than MDM REAL ESTATE GROUP. LLC in connection with the negotiation and execution of this Lease and agrees to indemnify and hold Landlord harmless from and against any and all loss, cost, damage, liability expense incurred by Landlord resulting from or attributable to, any claim for Broker's fee or commission claimed by any party claiming by, through of under Tenant other than the aforementioned named Broker.

QUIET ENJOYMENT

25. So long as, Tenant observes and performs the covenants and agreements contained herein, it shall at all times during the Lease term peacefully and quietly have and enjoy possession of the Premises against those claiming by, through or under Landlord, but always subject to the terms hereof.

NO ESTATE IN LAND

26. This Lease shall create the relationship of Landlord and Tenant between the parties hereto. No estate shall pass out of Landlord. Tenant has only a usufruct not subject to levy and sale, and not assignable by
Tenant except by Landlord's consent,

HOLDING OVER

27. If Tenant remains in possession of the Premises after expiration of the Lease Term, with
Landlord's acquiescence and without any express agreement of the parties, Tenant shall be a tenant at will at the rental rate which is in effect at end of this Lease and there shall be no renewal of this Lease by operation of law. If
Tenant remains in possession of the Premises after expiration of the Lease Term without Landlord's acquiescence.
Tenant shall be a tenant at sufferance and commencing on the date following the date of such expiration, the monthly rental payable under Paragraph 3 above shall for each month, or fraction thereof during which Tenant so remains in possession of the premises., be twice the monthly rental otherwise payable under Paragraph 3 above.

ATTORNEYS FEES

28. In the event that either party brings any action or proceeding to enforce any term, covenant or condition of this Lease, then the prevailing party in such litigation, shall be emitted to recover from the other party, reasonable attorneys fees to be fixed by the court in such action or proceeding. Furthermore, Tenant agrees to pay the attorneys' fees and expenses of Landlord if Landlord is made a party to litigation because of its being :a party to this Lease and when it has not engaged in any wrongful conduct itself, if brought about by wrongful conduct of tenant.

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RIGHTS CUMULATIVE

29. Unless and except as might otherwise specifically be provided for herein to the contrary, all rights, powers and privileges conferred hereunder upon parties hereto shall be cumulative and not restrictive of those given by law.

WAIVER OF RIGHTS

30. No failure of Landlord to exercise any power given Landlord hereunder or to insist upon strict compliance by Tenant of its obligations hereunder and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

ENVIRONMENTAL LAWS

31. Tenant represents and warrants that Tenant shall comply with all applicable environmental laws and that Tenant shall not permit any of its employees, agents, contractors or subcontractors, or any person present on the Premises to generate, manufacture, store, dispose or release on, about or under the Premises any hazardous substances which would result in the Premises not being in compliance with any applicable environmental laws.

SUBORDINATION AND ESTOPPEL STATEMENT

32. (a) Tenant agrees that this Lease shall be subordinate to any mortgages or deeds to secure debt, now or hereafter encumbering the property of which the Premises are a part, and to all advances made or hereafter made upon the security thereof. Tenant agrees to cooperate and take any further action and execute any further documents or instruments to effectuate such subordination.

(b) Upon Landlord's request Tenant agrees to execute and deliver in recordable form an estoppel certificate to any mortgagee or proposed mortgagee or purchaser or holder of a security deed or to Landlord certifying (if such be the case) that this Lease, including any modifications, is in full force and effect and that there are no defenses or offsets against the enforcement thereof; and stating the date to which rentals and other charges are paid and stating such other mailers as might reasonably be requested by Landlord.

ATTORNMENT

33. Tenant shall in the event of the sale or assignment of Landlord's interest in the property of which the Premises form a part, or in the event of any proceeding brought for the foreclosure of. or in the event of exercise of the power of sale under any mortgage or security deed made by Landlord covering the Premises, attorn to the purchaser and recognize such purchaser as Landlord under this Lease.

MEMORANDUM OF LEASE

34. Landlord reserves the right to record a memorandum of lease that summarizes the essential elements of this Lease. Tenant herein agrees to execute whatever documents arc required to properly record a memorandum of lease if Landlord should elect to do so. Tenant agrees not to record this Lease or ;my memorandum hereof.

TIME OF ESSENCE

  Time is of the essence of this Lease.

  DEFINITIONS

  "Landlord" as used in this Lease shall include as well Landlord's representatives, assigns and successors in title to the Premises. "Tenant" shall include as well Tenant's heirs, representatives, assigns and. successors, and if this Lease shall be validly assigned or sublet, shall include also Tenant's assignees or subleases as to the Premises covered by such assignment or sublease. "Landlord" and 'Tenant" shall include male and female, singular and plural, corporation, limited liability company, partnership or individual., as may fit the particular parties.

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NOTICES

37. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by U. S. Certified Mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered or sent to the address shown below. Notices to Landlord shall be delivered or sent to the address hereinafter stated, lo-wit:

Landlord:

Shoppes At Friendship, L.L.C.

4550 Atwater Court, Suite204 Buford, GA 30518

Tenant:

Southern Heritage Bank

3461 Atlanta Highway Oakwood, Georgia 30566 (770)531-1240

ENTIRE AGREEMENT

38. This Lease contains the entire agreement of the parties hereto with respect to the subject matter covered, and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein, shall be of any force or effect.

SPECIAL STIPULATIONS

39. Any special stipulations are set forth below. Insofar as said Special Stipulations conflict with any of the foregoing provisions, said Special Stipulations shall control. One Partner in Shoppes At Friendship, LLC is licensed lo sell Real Estate and is also a Partner in MDM Real Estate Group, LLC. See Landlord/Tenant Agency
attached as Exhibit "B". Space is being leased with no additional interior improvements. This agreement is subject to approval of extra exit as per attached Exhibit "B" from City of Buford. Tenant will reimburse $800 fee to
Landlord for said variance, which sum is non-refundable. Additional exit to be installed at Landlord's expense.
Tenant will have the right to cancel this Agreement at the end of the third year by giving Landlord sixty (60) day written notice and depositing with Landlord one year additional rent plus CAM and Operating

PARTIAL INVALIDITY

40. If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease of the application of such term or provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

LIMITATION LIABILITY

41. The term Landlord as used in this Lease shall be limited to mean and include only the owner or owners, at the time in question, of the fee of the Premises and in no event shall such term or any covenant be construed to impose a personal obligation upon a property manager of leasing agent who is an independent real estate broker and, as such, an independent contractor authorized by the owner of the Premises to secure leases and to manage the Premises pursuant to a written management contract. Nothing herein shall be construed to imply or impose upon either a property manager or leasing broker or the owner of the Premises, a general agency relationship. In the event of any transfer of title to such fee, the Landlord herein shall be automatically freed and relieved from all personal liability with respect to performance of any covenant or obligation on part of Landlord, provided any deposits or advance rents held by Landlord are turned over to the grantee and said grantee: expressly assumes, subject to the limitations of this paragraph, all the terms, covenants and conditions of this Lease to be performed on the part of the Landlord, it being intended hereby that the covenants and obligations contained in this Lease on the part of the Landlord shall, subject as aforesaid, be binding on landlord, its successors and assigns, only during their respective successive periods of ownership. Landlord's obligations and liability with respect to this Lease shall be limited solely to Landlord's interest in the Building, as such interest is constituted from time to time, and neither Landlord nor any officer, director, shareholder nor partner of Landlord shall leave any personal liability with respect to this Lease,

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LANDLORD DEFAULTS

42. Notwithstanding any other provision of this Lease to the contrary, in the event of any default by
Landlord under this Lease. Tenant's sole and exclusive remedies shall be an action for damages .or an action for specific performance (Tenant hereby waiving any right of deduction or setoff against rental due Landlord and also waiving any right to terminate this Lease as a result, of such default), but prior to any such action Tenant shall give
Landlord written notice specifying such default with peculiarity, and Landlord shall then have thirty (30) days in which to cure any such default; provided, however, in the event such default cannot with reasonable diligence be cured within thirty (30) day period, Landlord shall have such additional reasonable period of time as is necessary to cure such default so long as Landlord commences to cure within such thirty (30) day period and shall diligently prosecute in good faith such cure to completion.

RENEWAL OPTIONS

43. Tenant shall have the option to renew this lease for two (2) additional five (5) .year periods on the same terms and conditions, except that the rent shall be adjusted upward at four percent (4.0%) per year during the renewal period.

IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals the date and year first above written.

Attestation by witness and notary required only if lease is to be recorded.
Signed, sealed and delivered as	LANDLORD:
to Landlord in the presence of:
Shoppes at Friendship, L.L.C.
____________________________________
Witness	By: _____________________________(SEAL)

___________________________________
Notary Public

Notarized by me on ______________, 2001
My Commission Expires: _____________

(NOTARIAL SEAL)

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Signed, sealed and delivered as	TENANT:
to Tenant in the presence of:
Southern Heritage Bank
____________________________________
Witness	By: _____________________________(SEAL)
Tren Watson
___________________________________	As President & CEO
Notary Public
By: _____________________________(SEAL)
Notarized by me on ______________, 2001
My Commission Expires: _____________

(NOTARIAL SEAL)

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